Long-Term Debt, net - Annual future principal payments (Details) - EWC Ventures and its Subsidiaries [Member] - USD ($) $ in Thousands	Dec. 26, 2020	May 31, 2020	Jan. 02, 2020	Dec. 28, 2019	Apr. 29, 2019
Fiscal Years Ending
2021	$ 2,428
2022	2,428
2023	2,428
2024	233,268
Total principal	240,552	$ 240,552	$ 15,000	$ 227,956	$ 40,000
Less: unamortized debt discount	(5,149)
Total long-term debt	$ 268,124			$ 228,671